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   Shareholder Accounts                                    Corporate Offices
   --------------------                                    -----------------
   c/o Countrywide Fund                                   3707 W. Maple Road
      Services, Inc.                                  Bloomfield Hills, MI 48301
       P.O. Box 5354                                        (248) 644-8500
Cincinnati, OH 45201-5354                                 Fax (248) 644-4250
      1-800-543-0407

                             Schwartz Value Fund

Dear Fellow Shareowner:

I've long been intrigued by the ancient Chinese toast, "May you live in interesting times." It's a paradoxical wish which some consider a curse. 1998 certainly proved to be interesting times for investors and in many respects, a paradoxical year. Worldwide commodity prices went off the cliff, while Asia, Latin America and Russia experienced chaotic economic conditions. Here at home, while the President was being impeached, the domestic economy continued to roar ahead with virtually no unemployment and no inflation. (What a country!) U.S. equity markets reflected this surreal environment. In a year when more stocks went down than up, the S&P 500 Index was up an incredible 28.6%.

This paradox was reflected in the Schwartz Value Fund's disappointing 1998 performance of -10.4%. (For the fifteen-year period ended December 31, 1998, the compound annual rate of return was +12.3%.) Some shareholders have asked why the Fund performed so poorly last year in relation to the quoted averages. First, let me assure you that the Schwartz Value Fund was not managed any differently in 1998 than in previous years. We maintained our disciplined approach of buying small and mid-sized companies with attractive growth potential, at prices below intrinsic value. But clearly, our lower risk, value style was totally out-of-favor last year. The popular stock averages seemed to indicate that it was another wonderful year for investing. However, a closer look reveals that most stocks had astonishingly poor results last year and a small number of high-flyers accounted for most of the gains and all of the headlines. Indeed, a handful of mega-cap issues that dominate the indices had spectacular price run-ups, resulting in highly stratified returns by market capitalization, as the following table compiled by Salomon Smith Barney shows:

                                    1998
    By Capitalization      Unweighted Performance
    -----------------      ----------------------

Less than $250 Million              -24.1%
$250 Million-$2 Billion             -16.6
$2 Billion-$5 Billion                -6.1
$5 Billion-$20 Billion               +6.2
Greater than $20 Billion            +25.9


The larger the market cap, the greater the appreciation last year. In the Russell 2000, the largest decile by size was up 41% while deciles 5 through 10 (the size of most of our companies) were down an average of 33%. Needless to say, anyone focusing investment efforts on anything other than the largest companies was disappointed. That was certainly our experience in managing the Schwartz Value Fund. The outperformance of large-cap stocks over small-caps represents a departure from the long-term norm. This aberration has had little to do with the financial performance of the companies themselves, but instead is the product of indexing, momentum investing and foreign investors' proclivity to buy large-cap U.S. stocks, regardless of price. Since investment styles go through cycles, these trends are apt to prove transitory. The narrowness of the market leadership is cause for concern. With the S&P 500 selling at 27 times earnings and profits generally flattening, the downside risk in big-caps is noteworthy, since there is little room for error. If the U.S. economy enters a recessionary period, or gets jolted by unexpected bad news on the dollar, inflation or interest rates, things could get ugly for high-expectation stocks. Now more than ever, we are convinced of the merits of value investing to generate favorable long-term returns and minimize risk.

Even though the Fund was down last year, there were bright spots. Most of our companies made good fundamental progress in their operations and improved their financial and competitive positions, even though their shares languished from lack of investor interest. In fact, ten issues in the portfolio appreciated 30% or more. One large position, Sunrise Assisted Living, Inc., was up 100% in 1998. During the year, several of our companies were acquired and other holdings were sold at substantial profits. In the general market correction this past fall, many stocks fell to prices not seen since the early nineties. This created an opportunity to add to attractive holdings and to also establish new positions in companies that were previously too expensive. New names include Impath Inc., a leading healthcare information and service provider. The Company's consultative services are enhanced by its extensive database of cancer cases and outcomes. Another new holding is Strayer Education, Inc., a rapidly expanding, for-profit, adult education company which offers post-secondary degree programs. This theme seems to have a lot of staying power with the growing need to train and retrain individuals for technical careers. The Fund increased its position in Perceptron, Inc., a leader in laser and machine vision technology. With a new generation of proprietary products rolling out in 1999, profits should be enhanced meaningfully. These are financially powerful and growing companies with significant appreciation prospects.

No capital gains distribution was made at year-end and the net asset value of the Fund finished the year at $21.50 per share.

As frustrating as 1998 was, we're sticking to our discipline, confident that our turn in the sun is coming.

                             Best personal regards,

                              SCHWARTZ VALUE FUND


                            /s/ George P. Schwartz
                            George P. Schwartz, CFA
                                   President

February 2, 1999

The annual meeting of shareholders will be held at Bloomfield Hills Country Club on Long Lake Road in Bloomfield Hills, Michigan on Thursday, April 22, 1999 at 10:00 A.M.

                          Annual Total Rates of Return

                              1984     1985     1986     1987     1988     1989     1990     1991     1992
                              ----     ----     ----     ----     ----     ----     ----     ----     ----
SCHWARTZ
  VALUE FUND (A)               11.1%   21.7%    16.4%    -0.6%    23.1%     8.3%    -5.3%    32.0%    22.7%
RUSSELL 2000
  INDEX (B)                    -7.3%   31.1%     5.7%    -8.8%    24.9%    16.2%   -19.5%    46.0%    18.4%
NASDAQ COMPOSITE (B)          -11.2%   31.4%     7.4%    -5.3%    15.4%    19.3%   -17.8%    56.8%    15.5%
VALUE LINE COMPOSITE (B)       -8.4%   20.7%     5.0%   -10.6%    15.4%    11.2%   -24.3%    27.2%     7.0%
STANDARD & POORS 500            6.1%   31.6%    18.7%     5.3%    16.8%    31.6%    -3.2%    30.4%     7.6%
CONSUMER
  PRICE INDEX                   4.3%    3.5%     1.1%     4.4%     4.4%     4.6%     6.1%     3.1%     2.9%

                                                                                        Compound Annual
                                                                                        Rates of Return
                                                                                   -----------------------
                                                                                      3       10       15
                              1993     1994     1995     1996     1997     1998     Year     Year     Year
                              ----     ----     ----     ----     ----     ----     ----     ----     ----
SCHWARTZ
  VALUE   FUND( (A))          20.5%    -6.8%    16.9%    18.3%    28.0%   -10.4%    10.7%    11.5%    12.3%
RUSSELL 2000
  INDEX( (B))                 18.9%    -3.2%    26.2%    14.8%    20.5%    -3.5%    10.1%    12.1%    10.7%
NASDAQ COMPOSITE( (B))        14.7%    -3.2%    39.9%    22.7%    21.6%    39.6%    27.7%    19.1%    14.7%
VALUE LINE COMPOSITE( (B))    10.7%    -6.0%    19.3%    13.4%    21.1%    -3.8%     9.7%     6.5%     5.6%
STANDARD & POORS 500          10.1%     1.3%    37.5%    22.9%    33.4%    28.6%    28.2%    19.2%    17.9%
CONSUMER
  PRICE INDEX                  2.7%     2.7%     2.6%     3.3%     1.7%     1.5%     2.2%     3.1%     3.3%

----------------

(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(B)  Excludes dividends.

                             SCHWARTZ VALUE FUND
                         Ten Largest Equity Holdings
                              December 31, 1998

                                                         Market
Shares                      Company                       Value
------                      -------                       -----

165,000         Ottawa Financial Corporation           $3,506,250
180,000         Rainbow Technologies, Inc.             $3,386,250
238,200         Data Research Associates, Inc.         $3,334,800
300,000         Griffon Corporation                    $3,187,500
150,000         SPSS Inc.                              $2,831,250
200,000         Thomas Nelson Inc.                     $2,700,000
150,000         Transition Systems, Inc.               $2,250,000
 75,000         K-Swiss Inc. -- Class A                $2,015,625
250,000         Input/Output, Inc.                     $1,828,125
150,000         Unico American Corporation             $1,725,000

                               SCHWARTZ VALUE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
================================================================================
 Shares     COMMON STOCK -- 96.0%                                       Value
--------------------------------------------------------------------------------

            APPAREL & TEXTILES -- 3.6%
     75,000   K-Swiss Inc. -- Class A                                 2,015,625
     15,000   Nautica Enterprises, Inc.*                                225,000
                                                                   ------------
                                                                      2,240,625
                                                                   ------------
            BUILDING MATERIALS & CONSTRUCTION -- 1.6%
     50,000   Gardner Denver, Inc.*                                     737,500
     40,000   Schuler Homes, Inc.*                                      285,000
                                                                   ------------
                                                                      1,022,500
                                                                   ------------
            CONSUMER PRODUCTS -- DURABLES -- 6.5%
     52,500   Craftmade International, Inc.                             872,813
    300,000   Griffon Corporation*                                    3,187,500
                                                                   ------------
                                                                      4,060,313
                                                                   ------------
            CONSUMER PRODUCTS -- NONDURABLES -- 4.5%
     20,000   Helen of Troy Limited*                                    293,750
    250,000   Pentech International, Inc.*                              226,563
     15,000   Tupperware Corporation                                    246,562
      9,800   Velcro Industries N.V.                                  1,460,200
     24,200   Weyco Group, Inc.                                         614,075
                                                                   ------------
                                                                      2,841,150
                                                                   ------------
            EDUCATION -- 0.8%
      5,000   Childtime Learning Centers, Inc.*                          73,125
     15,000   Computer Learning Centers, Inc.*                          100,313
     15,000   Nobel Learning Communities, Inc.*                          82,500
      8,000   Quest Education Corporation*                               80,000
      2,500   Strayer Education, Inc.                                    88,125
     25,000   Whitman Education Group, Inc.*                             82,812
                                                                   ------------
                                                                        506,875
                                                                   ------------
            ENERGY & MINING -- 9.9%
     35,000   Diamond Offshore Drilling, Inc.                           829,063
     40,000   Forest Oil Corporation*                                   340,000
    400,000   Golden Star Resources Ltd.*                               425,000
    175,000   Inco, Ltd. -- Class VBN                                   885,937
    250,000   Input/Output, Inc.*                                     1,828,125
     30,000   Newmont Mining Corporation                                541,875

================================================================================
 Shares     COMMON STOCK -- 96.0%                                       Value
--------------------------------------------------------------------------------

    150,000   Patterson Energy, Inc.*                                   609,375
    100,000   Sante Fe Energy Resources, Inc.*                          737,500
                                                                   ------------
                                                                      6,196,875
                                                                   ------------
            ENVIRONMENTAL SERVICES -- 1.0%
     12,400   GZA GeoEnvironmental Technologies, Inc.*                   54,250
     73,800   Sevenson Environmental Services, Inc.                     590,400
                                                                   ------------
                                                                        644,650
                                                                   ------------
            FINANCE -- BANKING & THRIFTS -- 7.4%
              California Federal Contingent Participation
     15,000   Interests                                                 185,625
      9,375   Chemical Financial Corporation                            318,750
     15,000   Flagstar Bancorp, Inc.                                    391,875
    165,000   Ottawa Financial Corporation                            3,506,250
     12,150   Peoples Bancorp                                           249,075
                                                                   ------------
                                                                      4,651,575
                                                                   ------------
            FINANCE -- INSURANCE -- 11.1%
     30,000   Acceptance Insurance Companies Inc.*                      607,500
     35,000   The Commerce Group, Inc.                                1,240,313
     50,000   Danielson Holding Corporation*                            178,125
     18,700   Frontier Adjusters of America, Inc.                        45,581
     40,000   Leucadia National Corporation                           1,260,000
     15,000   Loews Corporation                                       1,473,750
     25,000   MMI Companies, Inc.                                       418,750
    150,000   Unico American Corporation                              1,725,000
                                                                   ------------
                                                                      6,949,019
                                                                   ------------
            HEALTHCARE -- 9.0%
    132,000   America Service Group, Inc.*                            1,716,000
     10,000   HCR Manor Care, Inc.*                                     293,750
     50,000   Hologic, Inc.*                                            606,250
     10,000   IMPATH Inc.*                                              265,000
     10,000   Sunrise Assisted Living, Inc.*                            518,750
    150,000   Transition Systems, Inc.*                               2,250,000
                                                                   ------------
                                                                      5,649,750
                                                                   ------------
            HOLDING COMPANY -- 1.8%
     20,000   Maxxam Inc.*                                            1,147,500
                                                                   ------------

================================================================================
 Shares     COMMON STOCK -- 96.0%                                       Value
--------------------------------------------------------------------------------

            INDUSTRIAL PRODUCTS & SERVICES -- 3.9%
     20,000   Greif Brothers Corporation -- Class A                     583,750
     50,000   Maritrans Inc.                                            328,125
     75,000   United Dominion Industries, Ltd.                        1,528,125
                                                                   ------------
                                                                      2,440,000
                                                                   ------------
            PRINTING & PUBLISHING -- 4.9%
    200,000   Thomas Nelson, Inc.                                     2,700,000
        465   The Detroit Legal News Company                             67,890
      7,200   Value Line, Inc.                                          283,500
                                                                   ------------
                                                                      3,051,390
                                                                   ------------
            REAL ESTATE -- .6%
     16,499   I. Gordon Realty Corporation*                             150,553
         15   LaFourche Realty Coompany, Inc.                            78,000
     10,000   Malan Realty Investors, Inc.                              158,750
                                                                   ------------
                                                                        387,303
                                                                   ------------
            RETAIL -- 1.4%
    125,000   Charming Shoppes, Inc.*                                   539,063
     47,000   Ellett Brothers, Inc.                                     217,375
     20,000   The Good Guys, Inc.*                                      128,750
                                                                   ------------
                                                                        885,188
                                                                   ------------
            TECHNOLOGY & ELECTRONICS -- 21.1%
     33,500   Astrosystems, Inc.*                                        83,750
    238,200   Data Research Associates, Inc.                          3,334,800
     25,000   Littelfuse, Inc.*                                         481,250
     15,600   LoJack Corporation*                                       185,250
    200,000   Perceptron, Inc.*                                       1,325,000
    180,000   Rainbow Technologies, Inc.*                             3,386,250
    150,000   SPSS, Inc.*                                             2,831,250
     60,000   Universal Electronics Inc.*                               645,000
    125,000   X-Rite, Incorporated                                      968,750
                                                                   ------------
                                                                     13,241,300
                                                                   ------------
            TRANSPORTATION -- 2.8%
     25,000   Aviall, Inc.*                                             293,750
     50,000   Providence & Worcester Railroad Company                   625,000
    114,300   The Morgan Group, Inc. -- Class A                         842,962
                                                                   ------------
                                                                      1,761,712
                                                                   ------------
            MISCELLANEOUS -- .1%
     12,500   Bull & Bear Group, Inc. -- Class A*                        37,500
                                                                   ------------

            CLOSED-END FUNDS -- 4.0%
    300,000   Royce Global Trust, Inc.                                1,462,500
     38,700   Royce Micro-Cap Trust, Inc.*                              343,462
     40,000   Scudder New Europe Fund, Inc.                             705,000
                                                                   ------------
                                                                      2,510,962
                                                                   ------------

           TOTAL COMMON STOCK (Cost $50,483,072)                     60,226,187
                                                                   ------------

            PREFERRED STOCK -- .2% (Cost $132,739)
              Telos Corporation, 12% Cumulative
     35,000   Exchangable Preferred*                                    105,000
                                                                   ------------

Par Value
---------
            CORPORATE BONDS -- 1.6% (Cost $1,052,500)
$ 1,000,000   Whittaker Corp., 7.00%, 5/01/05                           990,000
                                                                   ------------

            REPURCHASE AGREEMENTS((1)) -- 2.6% (Cost $1,647,000)

  1,647,000   Fifth Third Bank, 3.82%, dated 12/31/98, due
              01/04/99 repurchase proceeds:                           1,647,000
                                                                   ------------

            TOTAL INVESTMENTS -- 100.4% (Cost $53,315,311)           62,968,187
                                                                   ------------

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4)%            (270,758)
                                                                   ------------

            NET ASSETS -- 100.0%                                   $ 62,697,429
                                                                   ============

 *   Non-income producing securities.
(1) Repurchase agreements are fully collateralized by U.S. Government agency obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
===============================================================================
ASSETS
Investments, at market value (cost of $53,315,311)
  (Note 1) .................................................      $ 62,968,187
Cash .......................................................             4,122
Receivable for securities sold .............................           158,995
Receivable for capital shares sold .........................             4,570
Dividends receivable .......................................           168,486
Interest receivable ........................................            11,841
Other assets ...............................................            32,269
                                                                  ------------
    TOTAL ASSETS ...........................................        63,348,470
                                                                  ============

LIABILITIES
Payable for capital shares redeemed ........................             5,440
Payable for securities purchased ...........................           381,757
Accrued investment advisory fees (Note 2) ..................           227,212
Other accrued expenses and liabilities .....................            36,632
                                                                  ------------
    TOTAL LIABILITIES ......................................           651,041
                                                                  ------------
NET ASSETS .................................................      $ 62,697,429
                                                                  ============
NET ASSETS CONSIST OF
Paid-in capital ............................................      $ 53,723,650
Accumulated net realized losses from security
  transactions .............................................          (679,097)
Net unrealized appreciation on investments .................         9,652,876
                                                                  ------------
NET ASSETS .................................................      $ 62,697,429
                                                                  ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...............         2,916,734
                                                                  ============

Net asset value, redemption price, and offering price
per share ..................................................      $      21.50
                                                                  ============
See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
===============================================================================
INVESTMENT INCOME
  Dividends .................................................      $   592,326
  Interest ..................................................          466,168
                                                                   -----------
    TOTAL INVESTMENT INCOME .................................        1,058,494
                                                                   -----------
EXPENSES
  Investment advisory fees (Note 2) .........................        1,024,114
  Administration, accounting and transfer agent fees
    (Note 2) ................................................          141,478
  Trustees' fees and expenses ...............................           50,838
  Legal and audit fees ......................................           33,912
  Registration fees .........................................           25,272
  Insurance expense .........................................           18,988
  Reports to shareholders ...................................           10,730
  Custodian fees ............................................            8,016
  Other expenses ............................................            8,276
                                                                   -----------
    TOTAL EXPENSES ..........................................        1,321,624
NET INVESTMENT LOSS .........................................         (263,130)
                                                                   -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses on investments ........................         (542,124)
  Net change in unrealized depreciation on
    investments .............................................       (7,053,405)
                                                                   -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...........       (7,595,529)
                                                                   -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................      $(7,858,659)
                                                                   ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
=========================================================================================
                                                                 1998             1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) .........................    $   (263,130)    $    148,105
  Net realized gains (losses) on investments ...........        (542,124)       7,830,848
  Net change in unrealized appreciation/depreciation
    on investments .....................................      (7,053,405)       7,620,060
                                                            ------------     ------------
Net increase (decrease) in net assets from operations ..      (7,858,659)      15,599,013
                                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................              --         (148,105)
  From net realized gains on investments ...............              --       (7,879,894)
  In excess of net realized gains on investments .......              --         (136,973)
                                                            ------------     ------------
Net decrease in net assets from distributions to
  shareholders .........................................              --       (8,164,972)
                                                            ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS((A))
  Proceeds from shares sold ............................       8,246,596        7,555,701
  Reinvestment of distributions to shareholders ........              --        7,588,008
  Payments for shares redeemed .........................      (7,657,068)      (7,716,318)
                                                            ------------     ------------
Net increase in net assets from capital share
  transactions .........................................         589,528        7,427,391
                                                            ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (7,269,131)      14,861,432

NET ASSETS
  Beginning of year ....................................      69,966,560       55,105,128
                                                            ------------     ------------
  End of year ..........................................    $ 62,697,429     $ 69,966,560
UNDISTRIBUTED NET INVESTMENT INCOME ....................    $         --     $         --
                                                            ============     ============
(A)  SUMMARY OF CAPITAL SHARE ACTIVITY
     Shares sold .......................................         344,319          324,868
     Shares issued in reinvestment of distributions
        to shareholders ................................              --          316,298
     Shares redeemed ...................................        (343,575)        (326,230)
                                                            ------------     ------------
     Net increase in shares outstanding ................             744          314,936
     Shares outstanding, beginning of year .............       2,915,990        2,601,054
                                                            ------------     ------------
     Shares outstanding, end of year ...................       2,916,734        2,915,990
                                                            ============     ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================================
                                                          Year Ended December 31,
                                     --------------------------------------------------------------------
                                       1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of year ......................    $   23.99      $   21.19      $   19.66      $   18.12      $   20.97
                                    ---------      ---------      ---------      ---------      ---------
Income from investment
  operations:
    Net investment income
      (loss) ...................        (0.09)          0.06          (0.02)         (0.03)         (0.05)
    Net realized and
      unrealized gains
      (losses) on investments ..        (2.40)          5.88           3.61           3.09          (1.37)
                                    ---------      ---------      ---------      ---------      ---------
Total from investment
  operations ...................        (2.49)          5.94           3.59           3.06          (1.42)
                                    ---------      ---------      ---------      ---------      ---------
Less distributions:
  From net investment income ...           --          (0.06)            --             --             --
  From net realized gains on
    investments ................           --          (3.03)         (2.06)         (1.52)         (1.36)
  In excess of net realized
    gains on investments .......           --          (0.05)            --             --          (0.07)
                                    ---------      ---------      ---------      ---------      ---------
Total distributions ............           --          (3.14)         (2.06)         (1.52)         (1.43)
Net asset value at end of
  year .........................    $   21.50      $   23.99      $   21.19      $   19.66          18.12
                                    =========      =========      =========      =========      =========
Total return ...................      (10.4)%          28.0%          18.3%          16.9%         (6.8)%
                                    =========      =========      =========      =========      =========
Ratios/Supplementary Data:
Ratio of expenses to average
  net assets ...................        1.94%          1.91%          1.97%          2.00%          2.01%
Ratio of net investment
  income (loss) to average
  net assets ...................      (0.39)%          0.24%        (0.08)%        (0.18)%        (0.36)%
Portfolio turnover rate ........          54%            47%            50%            70%            78%
Net assets at end of year
  (000's) ......................    $  62,697         69,967      $  55,105      $  53,137      $  45,097

----------------
(A) Commencement of operations.
(B) Not annualized.
(C) Annualized.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
===============================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in small cap value stocks. This investment in stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of investments -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of business on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation, and; securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value.

     (b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income or excise taxes is necessary.

     The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes and financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements. Net investment losses, for tax purposes, are reclassified to paid in capital.

     (c) Security transactions and investment income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Discount and premiums on securities purchased are amortized in accordance with income tax regulations, which approximates generally accepted accounting principles.

     (d) Dividends and distributions -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     (e) Repurchase agreements -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

     (f) Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other trustees and officers of the Fund are officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the primary agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays CFS a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1998 were $38,613,325 and $33,699,036, respectively.

4.   FEDERAL INCOME TAXES

As of December 31, 1998, net unrealized appreciation of securities was $8,991,949 for federal income tax purposes of which $12,883,935 related to appreciated securities and $3,891,986 related to depreciated securities. The aggregate cost of investments at December 31,1998, for federal income tax purposes was $53,976,238. At December 31, 1998, the Fund had a capital loss carryforward of $18,170 for Federal income tax purposes, expiring December 31, 2006. This carryforward is available to offset future capital gains, if any.

INDEPENDENT AUDITORS' REPORT
===============================================================================

To the Shareholders and Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
January 15, 1998

                               Schwartz Value Fund

                              INVESTMENT PHILOSOPHY

     Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

     Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

     A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz

OFFICERS
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary/Treasurer
Robert G. Dorsey, CPA, Assistant Vice President
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

AUDITORS
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Schwartz Value Fund is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

                                    SCHWARTZ
                                   VALUE FUND

                                  a series of

                                    SCHWARTZ
                                INVESTMENT TRUST

                                 ANNUAL REPORT

                               for the year ended
                               DECEMBER 31, 1998